BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Separate Account Eleven for Variable Annuities

Brighthouse Separate Account QPN for Variable Annuities

Supplement dated June 30, 2020 to the prospectuses

for the annuity contracts listed below

This supplement describes a change to the annuity contracts listed below issued by Brighthouse Life Insurance Company. This supplement should be read in its entirety and kept together with Your prospectus for future reference. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

On March 27, 2020, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain tax rules applicable to qualified contracts.

Special Distribution Rules during 2020. You (and after Your death, Your designated beneficiaries) generally do not have to take the required minimum distribution (“RMD”) for 2020. Additionally, any RMDs already taken in 2020 may be eligible for rollover and not be subject to the 20% mandatory withholding. For after-death RMDs, the five-year rule is applied without regard to calendar year 2020. For instance, if You had died in 2018, the five-year period would end in 2024 instead of 2023. The RMD rules are complex, so please consult with Your tax adviser before waiving your 2020 RMD payment.

The legislation also contains provisions that would allow eligible individuals to receive certain 2020 distributions from IRAs and qualified plans free of the 10% additional tax on early distributions, or in the case of some qualified plans, free of plan restrictions on early distributions and the 20% withholding tax. The legislation also provides loan relief to certain qualified plan participants in the form of increased loan limits and the ability to delay loan repayments. You should consult Your tax adviser to see if You may be eligible for these and other benefits (such as loan relief, if applicable) provided by the legislation.

SUPP-GRPCARESACT-0620

Supplement to the prospectus for the following annuity contracts:

Brighthouse Separate Account Eleven for Variable Annuities

Universal Annuity

Gold Track

Gold Track Select

Fund 11, Fund 14 & Fund 15

Brighthouse Retirement Account

Gold Track (with Registered Fixed Acct Option)

Gold Track Select (with Registered Fixed Account Option)

Gold Track Select-NY Plans (with Registered Fixed Account Option)

Brighthouse Separate Account QPN for Variable Annuities

Unallocated Group Variable Annuity (Registered Blueprint I; Blueprint II; PrimeBuilder I; PrimeBuilder II; Gold Track Express)

Brighthouse Retirement Perspectives (Registered BRP; Unregistered Gold Track; Gold Track VSP)

Unallocated Group Variable Annuity (Unregistered Blueprint I; Blueprint II; PrimeBuilder I; PrimeBuilder II; Gold Track Express)

Brighthouse Retirement Perspectives (Gold Track VSP; Unregistered Gold Track)

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE